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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2002

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                            CRESCENT OPERATING, INC.
               (Exact name of registrant as specified in charter)


               DELAWARE                         0-22725                    75-2701931
    (State or other jurisdiction of     (Commission File Number)        (I.R.S. Employer
            incorporation)                                            Identification No.)

     777 TAYLOR STREET, SUITE 1050                                           76102
           FORT WORTH, TEXAS                                               (Zip Code)
         (Address of principal
          executive offices)

       Registrant's telephone number, including area code: (817) 339-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of Jeffrey L. Stevens, our President, Chief Executive Officer and Chief Financial and Accounting Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). The Certification accompanied as correspondence to the Securities and Exchange Commission the filing of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 on August 22, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CRESCENT OPERATING, INC.


                                 By:    /s/ Jeffrey L. Stevens
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                                 Name:  Jeffrey L. Stevens
                                 Title: President, Chief Executive Officer and
                                          Chief Financial and Accounting Officer

Date:  August 22, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
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  99.1             Certification of Jeffrey L. Stevens, President, Chief Executive Officer and Chief
                   Financial and Accounting Officer of Crescent Operating, Inc., dated August 22,
                   2002, relating to Crescent Operating's Quarterly Report on Form 10-Q for the
                   quarterly period ended June 30, 2002.